Pursuant to Rule 497

Registration No. 333-136836

THE TOCQUEVILLE TRUST

The Tocqueville Genesis Fund

SUPPLEMENT DATED OCTOBER 31, 2006, TO THE

PROSPECTUS DATED FEBRUARY 28, 2006

The Board of Trustees of The Tocqueville Trust and the shareholders of The Tocqueville Genesis Fund (the “Genesis Fund”) have approved the reorganization of the Genesis Fund into The Tocqueville Fund, also a series of The Tocqueville Trust. The reorganization of the Genesis Fund into The Tocqueville Fund was effective immediately prior to the commencement of business on October 31, 2006.